Exhibit 10.30

WARRANT FOR ISSUANCE OF COMMON STOCK

OF

HEALTHESSENTIALS SOLUTIONS, INC.

THE TRANSFER OF THIS WARRANT IS RESTRICTED BY THE TERMS OF THIS WARRANT. EXCEPT AS PROVIDED HEREIN, THIS WARRANT MAY NOT BE GIVEN, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

No. W-1	Warrant to Purchase 95,098 Shares of Common Stock

Void after May 1, 2012

For value received, HEALTHESSENTIALS SOLUTIONS, INC., a Delaware corporation (the “Company”) hereby certifies that, Jose Raffinan, M.D. and Maria Raffinan, M.D., each an individual with a primary residence in Florida, or permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, Ninety-five Thousand Ninety-eight (95,098) shares of common stock, without par value, of the Company (“Warrant Shares”), as constituted on April 30, 2002 (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States as hereinafter provided, at the per Warrant Share price of Zero Dollars and One Cent ($0.01) (the “Exercise Price”). The number, character and Exercise Price of such shares of Warrant Shares are subject to adjustment as provided below. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is registered and its transfer may be registered upon the books maintained for that purpose by the Company by delivery of this Warrant duly endorsed.

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on May 1, 2012, and shall be void thereafter.

2. Exercise of Warrant.

2.1. Method. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder), upon payment (a) in cash or by wire transfer to a bank account designated by the Company or by a certified or cashier’s check, (b) by cancellation by the Holder of indebtedness of the Company to the Holder, or (c) by a combination of (a) and (b), of the Exercise Price of the shares to be purchased; provided, however, that if less than all of the purchase rights represented by this Warrant are exercised, such exercise shall involve the purchase of at least Ten Thousand (10,000) shares of Warrant Shares, adjusted as provided in Section 6 below.

2.2. Effect. This Warrant shall be deemed to have been exercised at the time of its surrender for exercise as provided above, and the person entitled to receive the shares of common stock issuable upon such exercise (“Common Stock”) shall be treated for all purposes as the holder of record of such shares at and after such time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue to the person entitled to receive the same a certificate for the number of shares of Common Stock issuable upon such exercise. If this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant exercisable for the number of shares for which this Warrant may then be exercised.

2.3. Holder Not A Shareholder. The Holder shall neither be entitled to vote nor receive dividends nor be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose until the Warrant has been exercised as provided in this Section 2.

2.4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

3. Ownership Restrictions.

3.1. Record Ownership. The Company shall maintain a register of the Holders of the Warrants (the “Register”) showing their names and addresses and the serial numbers and number of Common Shares purchasable issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Warrant in the Register as the sole owner of this Warrant. The Holder of this Warrant is the person exclusively entitled to receive notifications with respect to this Warrant, exercise it to purchase shares of Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

3.2. Registration of Transfer. This Warrant may not be transferred by the Holder, except upon approval by the Company; provided, however, that any requested transfers by the Holder to a trust where the beneficiary of such trust is the Holder will not be unreasonably withheld. Permitted transfers of this Warrant may be registered on the books of the Company maintained for such purpose pursuant to Section 3.1 above (i.e., the Register). Transfers shall be registered when this Warrant is presented to the Company duly endorsed with a request to register the transfer hereof and the Company has accepted such transfer. When this Warrant is presented for transfer and duly transferred hereunder, it shall be canceled and a new Warrant showing the name of the transferee as the Holder thereof shall be issued in lieu hereof.

3.3. Worn and Lost Warrants. If this Warrant becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Warrant in lieu hereof upon its surrender. If this Warrant is lost, destroyed or wrongfully taken, the Company shall issue a new Warrant in place of the original Warrant if the Holder so requests by written notice to the Company and the Holder has delivered to the Company an indemnity agreement reasonably satisfactory to the Company with an affidavit of the Holder that this Warrant has been lost, destroyed or wrongfully taken.

3.4. Restrictions on Transfer. This Warrant and the Common Stock issuable upon the exercise hereof have not been registered under the Act or any applicable state securities laws and this Warrant and the Common Stock issuable upon the exercise of this Warrant may not be offered for sale or sold unless such offer or sale is registered under the appropriate securities laws or such transfer is exempt from such registration and the Company has received an opinion of counsel, reasonably satisfactory to the Company in form and substance, stating that such offer or sale is exempt from registration under applicable state and federal securities laws. In addition, the Holder may only transfer this Warrant and the Common Stock issuable upon the exercise hereof with the prior written consent of the Company. Further, the Common Stock issuable upon exercise hereof shall be subject to the Company’s standard shareholders agreement.

3.5. Legend. Upon any exercise of a Warrant, the certificates representing the securities purchased thereby shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND THESE SECURITIES MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS THEY ARE REGISTERED UNDER THE APPROPRIATE SECURITIES LAWS OR THEY OR SUCH OFFER OR SALE ARE EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT, REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE.

3.6. Warrant Agent. The Company may, by written notice to the Holder appoint an agent for the purpose of maintaining the Register issuing Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging or transferring this warrant, or any or all of the foregoing. Thereafter, any such registration issuance, exchange, or transfer, as the case may be, shall be made at the office of such agent.

4. Reservation of Stock. The Company covenants that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of Shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to its Certificate of Incorporation (the “Articles”). The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid, non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

5. Distributions. If: (a) the Company sets a record date for the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or; (b) there is any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity, or any conveyance of all or substantially all of the assets of the Company or (c) there is any voluntary dissolution, liquidation or winding-up of the Company, the Company will mail to the Holder a notice specifying, as the case may be, (A) the record date for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other Stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fourteen (14) days prior to the date therein specified.

6. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

6.1. Merger, Sale of Assets, etc. If, at any time while this Warrant or any portion thereof is outstanding and unexpired, there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (c) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein, and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

6.2. Reclassification, etc. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Base Price and Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

6.3. Split, Subdivision or Combination. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Base Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and the number of shares of Common Stock for which this Warrant is exercisable shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

6.4. Adjustment for Dividends in Stock or Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then, and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other security or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

6.5. Certificate as to Adjustments. Upon the occurrence of each adjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and the Exercise Price before and after the adjustment. The Company shall, at any time upon the written request of any Holder, furnish to such Holder a certificate setting forth: (a) such adjustments; and (b) the Exercise Price then in effect; and (c) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the warrant.

6.6. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

7. Registration Rights. The Holder shall be able to participate in any Initial Public Offering of the Company upon the same terms and conditions as management of the Company. If the Company proposes to register any its securities under the Securities Act of 1933, as amended, for sale to the public, whether for its own account or for the account of other security holders or both, the Company at each such time will give written notice to the Holder of its intention to do so. Upon the written request of the Holder, given within 20 days after the date of any such notice, to register any of its securities held hereunder (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the securities as to which registration shall have been so requested to be included in the securities to be covered by such registration statement proposed to be filed by the Company, subject to any limitations or restrictions placed on the securities owned by the management of the Company under the terms of the Initial Public Offering. If requested, the Company shall provide for the benefit of the Holder and others claiming through the Holder, an agreement or agreements containing representations, warranties, indemnities, and other agreements then customarily included by an issuer in underwriting agreements with respect to initial and secondary underwritten distributions, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions and procedures and such other provisions and procedures reasonably acceptable to, and for the benefit of, the underwriters. For purposes of this Section 7, “Initial Public Offering” shall mean the sale by either the Company or any of its subsidiaries of its capital stock pursuant to a registration statement on Form S-1 or otherwise under the Securities Act.

8. Amendments. This Warrant may not be amended without the prior written consent of the Holder.

9. Notices. Any notice, certificate or other communication which is required or convenient under the terms of this Warrant shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid, and directed to the Holder of the Warrant at its address as it appears on the Register, or, if to the Company, to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.

10. Time. Where this Warrant provides for a payment or performance on a Saturday or Sunday or a public holiday in the Commonwealth of Kentucky, such performance may be made on the next succeeding business day.

11. Rules of Construction. In this Warrant, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in this Warrant are inserted for convenience of reference only, and they neither form a part of this Warrant nor are they to be used in the construction or interpretation hereof.

12. Governing Law. The validity, terms, performance and enforcement of this Warrant shall be governed by those laws of the State of Delaware that are applicable to agreements that are negotiated, executed, delivered and performed solely in the State of Delaware.

IN WITNESS WHEREOF, HEALTHESSENTIALS SOLUTIONS, INC. has caused this Warrant to be executed by its officer thereto duly authorized.

HEALTHESSENTIALS SOLUTIONS, INC.

BY:	/s/ Michael R. Barr

TITLE:	CEO